Exhibit 10.22


        PARTIAL TERMINATION OF MASTER LEASE AND PARTIAL MUTUAL RELEASE

     THIS PARTIAL TERMINATION OF MASTER LEASE AND PARTIAL MUTUAL RELEASE (this "Partial Termination Agreement") is made effective and entered into as of November 30, 2001 (the "Effective Date"), by and between SHONEY'S PROPERTIES GROUP 2, LLC, a Delaware limited liability company ("Lessor"), whose address is 1727 Elm Hill Pike, Nashville, Tennessee 37210, and SHONEY'S, INC., a Tennessee corporation ("Lessee"), whose address is 1727 Elm Hill Pike, Nashville, Tennessee 37210.

                              WITNESSETH:

     WHEREAS, Lessor is the owner of that certain real estate legally described in Exhibit A attached hereto, together with all rights, privileges and appurtenances associated therewith, and all buildings, fixtures and other improvements now located thereon (the "Released Premises");

     WHEREAS, Lessor, as lessor, and Lessee, as lessee, entered into that certain Master Lease dated as of September 6, 2000, with respect to the Released Premises and other properties (as amended from time to time, the "Master Lease");

     WHEREAS, Lessor and Lessee wish to (i) execute this Partial Termination Agreement as a result of Lessor's payoff of all amounts owed by Lessor to GE Capital Franchise Finance Corporation, a Delaware corporation, successor by merger to FFCA Funding Corporation ("FFC"), under that certain Promissory Note executed by Lessor for the benefit of FFC dated as of September 6, 2000 (the "Note") and the consequential release of the Released Premises from the provisions of the Loan Agreement between Lessor and FFC and the related Loan Documents (as that term is defined in the Loan Agreement), and (ii) provide for, among other things, the removal of the Released Premises, but not any other properties, from the scope and effect of the Master Lease, effective as of the Effective Date;

     WHEREAS, the parties intend that all of the properties subject to the Master Lease other than the Released Premises (the "Remaining Premises") will remain subject to the terms and provisions of the Master Lease (as the same may be modified or amended as a result of this Partial Termination Agreement); and

     WHEREAS, Lessor and Lessee desire to partially terminate the Master Lease solely as to the Released Premises and all of their rights and obligations as to the Released Premises, except as otherwise set forth in this Partial Termination Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

     1. As to the Released Premises only, the Master Lease is hereby terminated as of the Effective Date; provided, however, such partial termination shall not be construed or interpreted as: (a) terminating, limiting or affecting in any manner the obligations and liabilities of Lessee pursuant to the Master Lease as to the Remaining Premises, and such obligations under the




Master Lease as to the Remaining Premises shall survive any partial cancellations or partial termination of the Master Lease and the Master Lease shall remain in full force and effect as to such Remaining Premises and shall survive the execution and delivery of the instruments contemplated by the release of the Released Premises, except that the partial termination shall cause an adjustment in the amount of the Base Annual Rental and Additional Rental from the amounts otherwise payable in accordance with the terms of the Master Lease as follows: The term "Base Annual Rental" shall mean TWO MILLION TWO HUNDRED SIXTEEN THOUSAND SEVEN HUNDRED FIFTEEN AND 96/100 DOLLARS ($2,216,715.96); or (b) modifying, amending, terminating, limiting or affecting in any manner the obligations and liabilities of Lessee pursuant to the Master Lease as set forth in the following Section 2.

     2. As to the Released Premises only, Lessee hereby surrenders, relinquishes and releases unto Lessor all of its right, title and interest in and to the Master Lease and the Released Premises, and in consideration of the release of the remainder of the term of the Master Lease as it pertains to the Released Premises and other good and valuable consideration, Lessor hereby agrees that Lessee shall be discharged, relieved and released from any liability for rents or other charges and all other Master Lease obligations arising and accruing with respect to the Master Lease as to the Released Premises only from and after the Effective Date; provided, however, such partial surrender, relinquishment, discharge and release shall not be interpreted or construed as modifying, amending, terminating, limiting or affecting in any manner (the "Continuing Obligations"):

     (i) Lessee's obligations and liabilities arising under the Master Lease which have accrued as to the Released Premises prior to the Effective Date;

     (ii) Lessee's indemnification and hold harmless obligations to Lessor set forth in Section 19 of the Master Lease as to the Released Premises; and

     (iii) any obligations and liabilities of Lessee to Lessor which have accrued prior to the Effective Date that are contained in any estoppel certificate relating to the Released Premises delivered by Lessee to Lessor under the Master Lease.

As to the Released Premises, Lessee shall be obligated to pay and perform all of the Continuing Obligations in accordance with the corresponding terms and provisions of the Master Lease.

     3. Lessee agrees to and does hereby release and discharge Lessor, its employees, officers, directors, shareholders, agents, representatives, affiliates, successors and assigns, as applicable (collectively, the "Released Parties"), from all claims, and demands of any nature (known or unknown, matured or unmatured) whatsoever which Lessee may now have or hereafter have or claim to have against any of the Released Parties with respect to the Master Lease and/or the Released Premises, whether arising on, prior to or after the Effective Date.

     4. Pursuant to Section 1 of this Partial Termination Agreement, upon the execution and delivery of this Partial Termination Agreement by the parties, the parties acknowledge and agree that this partial termination shall have no effect on the Remaining Premises and/or the Master Lease as it applies to such Remaining Premises and an appropriate notation of the


                                     2

removal of the Released Premises shall be made by Lessor to Exhibit A of the Master Lease and Lessee shall be deemed to request Lessor to make such notation, deleting the Released Premises from such Exhibit A and thereafter no further amendment, modification or change shall be required to be made to the Master Lease.

     5. This Partial Termination Agreement sets forth all of the terms, conditions and understandings between Lessor and Lessee with respect to the partial termination of the Master Lease, and there are no terms, conditions or understandings, either oral or written, between the parties hereto with regard to the partial termination of the Master Lease other than as set forth herein. No alteration, amendment, change or addition to this Partial Termination Agreement shall be binding unless reduced to writing and signed by all of the parties hereto.

     6. This Partial Termination Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     7. This Partial Termination Agreement may be executed in one or more counterparts, each of which shall be deemed an original.




                [Remainder of Page Intentionally Left Blank]



                                     3


     IN WITNESS WHEREOF, Lessor and Lessee have caused this Partial Termination Agreement to be duly executed as of the Effective Date.

                                  LESSOR:

                                  SHONEY'S PROPERTIES GROUP 2, LLC, a
                                  Delaware limited liability company

                                  By: Shoney's, Inc., a Tennessee
                                      corporation, its managing member


                                  By  /s/ F. E. McDaniel, Jr.
                                      ---------------------------------------
                                  Printed Name  F. E. McDaniel, Jr.
                                                -----------------------------
                                  Its  Secretary
                                       --------------------------------------




                                  LESSEE:

                                  SHONEY'S, INC., a Tennessee corporation


                                  By  /s/ F. E. McDaniel, Jr.
                                      ---------------------------------------
                                  Printed Name  F. E. McDaniel, Jr.
                                                -----------------------------
                                  Its  Secretary
                                       --------------------------------------





                                     4



STATE OF TENNESSEE  )
                    )ss
COUNTY OF DAVIDSON  )

     Before me, the undersigned, a Notary Public of the state and county mentioned, personally appeared F. E. McDaniel, Jr., with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Secretary of Shoney's, Inc., a Tennessee corporation and the managing member of Shoney's Properties Group 2, LLC, the within named bargainor, a Delaware limited liability company, and that he as such Secretary of the managing member of Shoney's Properties Group 2, LLC, executed the foregoing instrument for the purpose therein contained, by personally signing the name of Shoney's Properties Group 2, LLC, by himself as Secretary of the managing member.

     Witness my hand and seal, at office in Nashville, Tennessee this 20 day of Nov., 2001.

                                           /s/ Sandra L. Leftwich
                                           ----------------------------------
                                           Name:
                                                 ----------------------------
                                           Notary Public
                                                           [SEAL]
My Commission Expires: 3-26-2005
                       ---------


STATE OF TENNESSEE  )
                    )ss
COUNTY OF DAVIDSON  )

     Before me, the undersigned, a Notary Public of the state and county mentioned, personally appeared F. E. McDaniel, Jr., with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Secretary of Shoney's, Inc., the within named bargainor, a corporation, and that he as such Secretary, executed the foregoing instrument for the purpose therein contained, by personally signing the name of the corporation by himself as Secretary.

     Witness my hand and seal, at office in Nashville, Tennessee this 20 day of Nov., 2001.

                                           /s/ Sandra L. Leftwich
                                           ----------------------------------
                                           Name:
                                                -----------------------------
                                           Notary Public

                                                          [SEAL]
My Commission Expires: 3-26-2005
                       ---------





                                     5


EXHIBIT A - LEGAL DESCRIPTION OF RELEASED PREMISES

Omitted due to immateriality.